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                                                                   EXHIBIT 3.i.3


                                         I HEREBY CERTIFY THAT THIS IS A COPY
                                         OF A DOCUMENT FILED WITH THE REGISTRAR
                                         OF COMPANIES ON

                                         FEB 19 1986

                                         /s/ ROBERTA LAUDER

                                         DEPUTY REGISTRAR OF COMPANIES
                                         FOR THE PROVINCE OF BRITISH COLUMBIA

                                         Certificate of Incorporation No. 268183



                                     [LOGO]

                          PROVINCE OF BRITISH COLUMBIA

                                     -----

                                    FORM 21
                                 (Section 371)

                                     -----

                                  COMPANY ACT

                                     -----

                               SPECIAL RESOLUTION


      The following special resolution* was passed by the undermentioned company on the date stated:

Name of company              SHEEN MINERALS INC.
               -----------------------------------------------------------------

Date resolution passed        February 6th, 1986
                      ----------------------------------------------------------

Resolution(+)

"RESOLVED, as Special Resolutions, that:

1. the name of the Company be changed from SHEEN MINERALS INC. to S.M.M. ENTERPRISES LTD.

2.    Item 1 of the Memorandum of the Company be changed to read:

      "The name of the Company is S.M.M. ENTERPRISES LTD."

3. the Memorandum as altered by these resolutions be in the form attached hereto and marked Schedule "A", so that the Memorandum as altered shall at the time of filing comply with the Company Act."



Certified a true copy the 6th day of February, 1986.


                                    (Signature)    /s/ MICHAEL L. DUMOULIN
                                               ---------------------------------
                                                       Michael L. DuMoulin

                                                          Solicitor
                                               ---------------------------------
                                                  (Relationship to company)


------------
      * See section 1(i) for definition of "special resolution".
      + Insert text of special resolution.
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                                  SCHEDULE "A"

                                   MEMORANDUM

                    (As altered by Special Resolutions dated

                               February 6, 1986.)

                                       OF

                             S.M.M. ENTERPRISES LTD.

1.      The name of the Company is S.M.M. ENTERPRISES LTD.

2. The authorized capital of the Company consists of TEN MILLION (10,000,000) common shares without par value.